SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549
                                   ________

                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 OR 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)            July 17, 2003
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                             UNISYS CORPORATION
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           (Exact Name of Registrant as Specified in its Charter)



   Delaware                  1-8729                    38-0387840
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(State or Other      (Commission File Number)        (IRS Employer
Jurisdiction of                                    Identification No.)
Incorporation)



                   Township Line and Union Meeting Roads,
                      Blue Bell, Pennsylvania  19424
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           (Address of Principal Executive Offices)  (Zip Code)



                             (215) 986-4011
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          (Registrant's telephone number, including area code)












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Item 7.    Exhibits.

(c)  The following exhibit is being furnished herewith:

     99   News Release, dated July 17, 2003, of Unisys Corporation

Item 9. Regulation FD Disclosure (Information provided under Item 12 - Results of Operations and Financial Condition).

           The following information is being provided under Item 12 - Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in release No. 33-8216. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

           On July 17, 2003, Unisys Corporation issued a news release to report its financial results for the quarter ended June 30, 2003. The release is furnished as Exhibit 99 hereto.







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                                SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                UNISYS CORPORATION


Date: July 17, 2003               By: /s/ Janet B. Haugen
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                                      Janet B. Haugen
                                      Senior Vice President and
                                      Chief Financial Officer












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                              EXHIBIT INDEX
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Exhibit
No.
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99    News Release, dated July 17, 2003, of Unisys Corporation.